UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)  May 31, 2005
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                                 Footstar, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             1-11681                              22-3439443
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    (Commission File Number)           (IRS Employer Identification No.)

          933 MacArthur Boulevard
             Mahwah New Jersey                           07430
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 (Address of Principal Executive Offices)             (Zip Code)

                                 (201) 934-2000
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

           Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.  Entry into a Material Definitive Agreement.

           As previously disclosed, on March 2, 2004, Footstar, Inc. (the "Company") and substantially all of its subsidiaries (collectively, the "Debtors") filed voluntary petitions under chapter 11 of title 11, United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Court") (Case No. 04-22350 (ASH)) (the "Chapter 11 Case"). The Debtors remain in possession of their assets and properties, and continue to operate their businesses and manage their properties as debtors-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.

           As of May 31, 2005, the Company entered into the First Amendment (the "Amendment") to the Amended and Restated Debtor-in-Possession and Exit Credit Agreement, dated as of June 25, 2004 (the "Credit Agreement"), by and among the Company, Footstar Corporation, Fleet National Bank, Fleet Retail Group, Inc., General Electric Capital Corporation, The CIT Group/Business Credit, Inc., AmSouth Bank and National City Business Credit, Inc. The effectiveness of the Amendment is subject to the approval of the Court. The Amendment is attached hereto as Exhibit 10.1 and incorporated herein by reference.

           The Amendment, among other things, reflects the change in the maturity date of the debtor-in-possession portion of the Credit Agreement from the earlier of (a) March 4, 2006 and (b) fifteen days following confirmation of the Company's plan of reorganization to the earlier of (c) October 31, 2006 and
(d) the Company's emergence from chapter 11. The maturity date of the exit portion of the Credit Agreement is the earlier of (e) thirty-six months after the Company's emergence from chapter 11 and (f) March 4, 2009. In addition, the Amendment reflects the transfer of Wells Fargo Foothill LLC's interest as a lender under the Credit Agreement and the reallocation of its lending commitment among certain of the Company's lenders under the Credit Agreement. The Company's availability under the Credit Agreement continues to be determined by a borrowing base formula based upon accounts receivable and inventory and the Company does not forecast the need or capacity for more than $100,000,000 of exit financing. Accordingly, pursuant to the Amendment, commitments upon emergence from chapter 11 have been reduced from up to $160,000,000 to up to $100,000,000 at the Company's option and upon satisfaction of certain conditions. In addition, as a result of the reduced size of the commitments under the Credit Agreement, the amount of the letter of credit sub-limit has been reduced from $75,000,000 to $40,000,000. Pursuant to the Amendment, the Company is required to maintain minimum excess availability equal to at least 10% of the borrowing base under the Credit Agreement; provided, however, that prior to the Company's emergence from chapter 11, if loans are outstanding under the Credit Agreement the minimum excess availability requirement is an amount equal to at least (i) 10% of the borrowing base under the Credit Agreement plus
(ii) $20,000,000. This amended minimum excess availability requirement replaces the Company's obligation to maintain minimum excess availability equal to the lesser of (i) 10% of the lending commitments under the Credit Agreement and (ii) $13,000,0000.


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
           The number of store closings that constitutes an event of default under the Credit Agreement has been increased pursuant to the Amendment from 10% of the stores open as of March 4, 2004 to an annual amount equal to 15% of the stores open on the first day of each year, provided that if more than 5% of the stores close at any one time, the sales or dispositions of inventory at such stores shall be on terms and conditions and for consideration reasonably acceptable to the administrative agent under the Credit Agreement. The Amendment also permits the Company to pay dividends and/or repurchase its common stock without limitation, provided that the Company (i) is not in default under the Credit Agreement, (ii) has excess availability of 40% or greater of the borrowing base under the Credit Agreement on a pro forma basis for the following twelve-month period, and (iii) delivers an officer's certificate to the agent under the Credit Agreement that the Company is solvent both before and after paying any such dividend and/or repurchasing common stock and that the fixed charge coverage ratio for the four consecutive fiscal quarters most recently ended prior to any such repurchase is greater than 1.10 to 1.00. The Amendment also allows distributions of cash to unsecured creditors as contemplated by the Company's plan of reorganization prior to emergence from chapter 11. Additionally, pursuant to the Amendment, the Company has agreed to pay the lenders under the Credit Agreement their $400,000 emergence fee upon the effective date of the Amendment rather than upon emergence from chapter 11.

Cautionary Statement Regarding Forward-Looking Statements

           This Current Report and the exhibit hereto may contain forward-looking statements made in reliance upon the safe harbor provisions of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements may be identified by their use of words, such as "anticipate," "estimates," "should," "expect," "guidance," "project," "intend," "plan," "believe" and other words and terms of similar meaning. Factors that could affect the Company's forward-looking statements include, among other things: the Company's ability to continue as a going concern; its ability to operate pursuant to the terms of the Credit Agreement; its ability to obtain Court approval and any other required approvals with respect to motions in the Chapter 11 Case prosecuted by the Company from time to time; its ability to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 Case; risks associated with third parties seeking and obtaining Court approval to terminate or shorten the exclusivity period that the Company has to propose and confirm one or more plans of reorganization, to appoint a Chapter 11 trustee or to convert the Chapter 11 Case to Chapter 7 case; its ability to obtain and maintain normal terms with vendors and service providers; and the ability to maintain contracts that are critical to the Company's operations; the audit of 2004 and the review of subsequent quarters by the Company's independent public accountants; negative reactions from the Company's stockholders, creditors or vendors to the results of the investigation and restatement or the delay in providing financial information caused by the investigation and restatement and the delisting of the Company's common stock from the New York Stock Exchange; the impact and result of any litigation (including private litigation), any action by the U.S. Securities and Exchange Commission (the "SEC") or any investigation by any other governmental agency related to the Company or the financial statement restatement process; additional delays in the filing of


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
reports with the SEC; the Company's ability to manage its operations after the financial statement restatement process; the results of the Company's exploration of strategic alternatives; the Company's ability to successfully implement internal controls and procedures that ensure timely, effective and accurate financial reporting; the continued effect of Kmart store closings on Meldisco; the outcome of Kmart's challenge to the Company's motion to assume the Company's agreements with Kmart; higher than anticipated employee levels, capital expenditures and operating expenses, including the Company's ability to reduce overhead and rationalize assets, both generally and with respect to changes being implemented to address the results of the investigation and the restatement; adverse results on the Company's business relating to increased review and scrutiny by regulatory authorities, media and others (including any internal analyses) of financial reporting issues and practices or otherwise; any adverse developments in existing commercial disputes or legal proceedings; volatility of the Company's stock price; and intense competition in the markets in which the Company competes. Additionally, due to material uncertainties, it is not possible to predict the length of time the Company will operate under chapter 11 protection, the outcome of the proceeding in general, whether the Company will continue to operate under its current organizational structure, or the effect of the proceeding on the Company's businesses and the interests of various creditors and security holders.

           Because the information herein is based solely on data currently available, it is subject to change as a result of events or changes over which the Company may have no control or influence, and should not be viewed as providing any assurance regarding the Company's future performance. Actual results and performance may differ from the Company's current projections, estimates and expectations and the differences may be material, individually or in the aggregate, to the Company's business, financial condition, results of operations, liquidity or prospects. Additionally, the Company is not obligated to make public indication of changes in its forward-looking statements unless required under applicable disclosure rules and regulations.

Item 9.01.  Financial Statements and Exhibits

(c)       Exhibits.

10.1 First Amendment to Amended and Restated Debtor-in-Possession and Exit Credit Agreement.












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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 3, 2005
                                    FOOTSTAR, INC.


                                    By:  /s/ Maureen Richards
                                         ---------------------------------------
                                         Maureen Richards
                                         Senior Vice President, General Counsel
                                         and Corporate Secretary














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
                                  EXHIBIT INDEX

       Exhibit No.                  Description
       -----------                  -----------

         10.1 First Amendment to Amended and Restated Debtor-in-Possession and Exit Credit Agreement.











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